Subsequent Events	12 Months Ended
Dec. 31, 2020
Text block [abstract]
Subsequent Events
45. SUBSEQUENT EVENTS
The Group has considered events after December 31, 2020 to assess whether it is necessary to recognize or disclose them in these consolidated financial statements. Such events were assessed until April 29, 2021, the date when the consolidated financial statements were available for issue.
45.1 Assignment of Parent Company Shares
On January 06, 2021, InterCement Trading e Inversiones S.A. transferred its total ownership interest in Loma Negra C.I.A.S.A., which represented 51.0437% of its capital stock, to InterCement Trading e Inversiones Argentina S.
L
., thus bringing about a change of the Company’s parent company. This company belongs to the same economic group.
45.2 Acquisition of Treasury Stock
On February 12, 2021, the Board of Directors of the Company approved a plan for the acquisition of treasury stock, for a period of 90 days and a maximum amount of 750 million. Acquisitions will be carried out in accordance with the market opportunities, dates, prices and quantities established by the Company’s Management.
The purpose of the approved repurchase plan is to efficiently dispose of a portion of the Company’s liquidity, which may result in a greater return of value to the shareholders considering the current attractive value of the share.
The maximum amount to be invested is up to 750 million or the lowest amount resulting from the acquisition to reach 10% of the capital stock. Treasury stock may not, on the whole, exceed the limit of 10% of the capital stock in accordance with Article 64 of the Capital Market Law. Such acquisition shall be made with realized and liquid profits, since the Company has the necessary liquidity to carry out the approved acquisition of treasury stock without affecting its solvency.
Until the date of issuance of these financial statements, the Company acquired 673,900 treasury shares for a total value of 114,832.